UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska

68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period: 12/31/13

Item 1.  Reports to Stockholders.

Annual Report

December 31, 2013

JNF Equity Portfolio

JNF Balanced Portfolio

Each a series of the Northern Lights Variable Trust

Dear Shareholders:

We are pleased to present you with the JNF Equity Portfolio Annual Report for 2013.

The JNF Equity Portfolio (the “Fund”) returned 36.18% versus the Russell MidCap Index benchmark return of 34.76% for the fiscal year ended December 31, 2013. Overall, a broad set of our proprietary quantitative factors did well throughout the year, and as a result, led to consistent returns for the Fund.

The Sub-Adviser, Chicago Equity Partners, LLC (“Chicago Equity”), has maintained a stance consistent with its historical approach. Based upon a belief that certain fundamental characteristics drive stock performance, Chicago Equity seeks out companies with a combination of favorable growth and valuation characteristics that will out-perform their peers in the long run. Chicago Equity looks for stocks with a combination of the following qualities:

●	They are trading at a reasonable price versus peer companies;

●	Expected earnings are increasing faster versus peer companies;

●	They have strong balance sheets and have a higher quality aspect to them; and

●	They are responsible with their capital.

The strong 4th quarter rally helped the US stock market finish the year up over 30%, with all four quarters in 2013 posting positive returns. The year started with a defensive rally, but changed leadership in May when the Federal Reserve (the “Fed”) first suggested tapering in 2013. Since that time, cyclical stocks have generally outperformed. In mid-September, the Fed surprised many market participants when they decided to hold off on the decision to scale back the pace of bond purchases. While their communication efforts were roundly criticized, markets reacted positively as equity, bond, and even commodity prices rose on the news. This event heightened the anticipation for Ben Bernanke’s final scheduled press conference in December. So when the Fed announced the decision to begin to trim their monthly bond buying program, what was the market’s reaction? It not only rallied to new highs, once again, but the day ended with one of the largest gains for the year! Apparently, the wait for more evidence by the Fed didn’t take long. Equity markets continued their uninterrupted climb with the Russell Midcap Index gaining 8.4% for the final quarter of 2013. As of year-end 2013, the Russell Midcap Index trailing 5-year annualized return stands at an impressive 22.4%. We believe that investors’ interpretation of the Fed’s action was that the improving economic data that was disseminated during the quarter was a positive signal about the underlying strength of the economy going forward. Upwardly revised third quarter GDP, along with continued labor market improvements, provided the foundation for a more optimistic outlook. Once again, the more defensive sectors of the market such as staples, utilities, and telecom, trailed in performance. Leadership was driven by the strong performance in industrials and technology. The market will likely focus closely on the U.S. economy in 2014 as the Fed continues to taper their asset purchase program and the economy and market are forced to stand on their own.

1

The stock selection model pursues an intersection approach which combines a broad set of fundamental and behavioral factors to select the stocks most likely to outperform and underperform. The factors are classified into four broad categories: Value, Quality, Momentum and Growth. The quantitative research team at Chicago Equity Partners has been building and enhancing our proprietary equity model since 1989.  Our research has shown that exposure to a broad set of alpha factors balanced across Value, Quality, Momentum and Growth groups, provides an alpha that is both informative and consistent over time.  We combine our quantitative models with an experienced team of industry analysts to most effectively exploit market inefficiencies and generate consistent excess returns.  The result is a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets, and positive growth and momentum expectations built through a disciplined, risk controlled process.

Regarding the fund performance, the top ranked stocks outperformed the bottom ranked stocks, on average, in both the quarter and the year. Regarding our factor groups, Value, Quality, and Growth were all positive, while Momentum factors averaged flat performance. Momentum factors performed well in 2013 through October, but weakened in November and December. Growth factors started and ended the year strong, while Value factors were positive the last four months of the year after mixed performance through August. Our overweights to holdings including Delta, Hanes, NuSkin, and Cabot contributed to performance, as all of these holdings performed very well during the year; while our underweights in holdings that had significant gains during the year, such as Ameriprise, Pioneer, Aon, and Tesla hindered performance.

Our research has shown that constructing a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets, and positive growth and momentum, expectations built through a disciplined, risk controlled process delivers consistent excess returns. With the continued expansion of the market’s multiple during the course of the year, corporate earnings will need to continue to grow to satisfy these raised expectations. Overall, our philosophy will not change based on short-term trends or conditions in the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

Thank you for being a shareholder of the JNF Equity Portfolio.

Sincerely,

JNF Advisors, Inc.

*	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of portfolio shares as well as other charges and expenses of the insurance contract, or separate account. There is no front end or back end load for the JNF Equity Portfolio. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May 1, 2013 is 1.19%. For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in the Portfolio and should be read carefully before investing.
2

JNF Equity Portfolio

PORTFOLIO REVIEW (Unaudited)

December 31, 2013

The Portfolio’s performance figures* for the period ended December 31, 2013, as compared to its benchmark:

	One Year	Three Year	Five Year	Since Inception**
JNF Equity Portfolio	36.18%	17.13%	22.27%	5.37%
Russell Midcap Index ***	34.76%	15.88%	22.36%	6.90%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized.

**	Inception date is May 1, 2007.

***	The Russell Midcap Index is an unmanaged Index that measures the performance of the 800 smallest companies in the Russell 1000, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. Investors cannot invest directly in an index.

Holdings by Industry	% of Net Assets
Retail	7.0%
REITs	6.8%
Commercial Services	4.5%
Insurance	4.3%
Banks	4.1%
Oil & Gas	4.0%
Software	3.9%
Pharmaceuticals	3.3%
Semiconductors	3.3%
Healthcare - Products	3.2%
Other, Cash & Cash Equivalents	55.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

3

JNF Equity Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2013

Shares		Value
	COMMON STOCK - 99.0%
	AEROSPACE/DEFENSE - 1.3%
5,700	AAR Corp.	$159,657
2,600	Alliant Techsystems, Inc.	316,368
275	Esterline Technologies Corp. *	28,039
37,700	Exelis, Inc.	718,562
1,925	Orbital Sciences Corp. *	44,853
75	Teledyne Technologies, Inc. *	6,890
		1,274,369
	AGRICULTURE - 0.4%
4,775	Alliance One International, Inc. *	14,564
750	Andersons, Inc.	66,877
3,800	Bunge Ltd.	312,018
150	Universal Corp.	8,190
		401,649
	AIRLINES - 1.5%
450	Alaska Air Group, Inc.	33,017
6,425	American Airlines Group, Inc. *	162,231
41,900	Delta Air Lines, Inc.	1,150,993
2,925	Hawaiian Holdings, Inc. *	28,168
5,800	SkyWest, Inc.	86,014
725	Spirit Airlines, Inc. *	32,922
		1,493,345
	APPAREL - 1.7%
450	Columbia Sportswear Co.	35,438
650	G-III Apparel Group Ltd. *	47,964
18,700	Hanesbrands, Inc.	1,314,049
2,200	Michael Kors Holdings Ltd. *	178,618
225	Steven Madden Ltd. *	8,233
2,050	Unifi, Inc. *	55,842
1,400	Wolverine World Wide, Inc.	47,544
		1,687,688
	AUTO MANUFACTURERS - 0.1%
2,000	Oshkosh Corp.	100,760

	AUTO PARTS & EQUIPMENT - 0.6%
900	Cooper Tire & Rubber Co.	21,636
4,550	Federal-Mogul Corp. *	89,544
3,825	Modine Manufacturing Co. *	49,037
1,675	Tenneco, Inc. *	94,755
4,600	Tower International, Inc. *	98,440
3,000	Visteon Corp. *	245,670
		599,082

See accompanying notes to these financial statements.

4

JNF Equity Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value
	BANKS - 4.1%
3,450	1st Source Corp.	$110,193
3,775	Banco Latinoamericano de Comercio Exterior SA	105,776
2,450	BancorpSouth, Inc.	62,279
6,650	Central Pacific Financial Corp.	133,532
500	Chemical Financial Corp.	15,835
25,600	Comerica, Inc.	1,217,024
3,150	Commerce Bancshares, Inc.	141,466
500	ConnectOne Bancorp, Inc. *	19,815
35,700	Fifth Third Bancorp	750,771
8,750	First Busey Corp.	50,750
6,975	First Interstate Bancsystem, Inc. - Cl. A	197,881
4,575	First Merchants Corp.	104,127
7,150	First Midwest Bancorp, Inc.	125,339
750	Franklin Financial Corp. *	14,835
1	Horizon Bancorp	25
350	MainSource Financial Group, Inc.	6,311
1,500	Mercantile Bank Corp.	32,370
3,150	Metro Bancorp, Inc. *	67,851
1,075	Northrim BanCorp, Inc.	28,208
3,775	Preferred Bank *	75,689
4,800	PrivateBancorp, Inc.	138,864
2,850	S&T Bancorp, Inc.	72,133
750	Sierra Bancorp	12,068
950	Simmons First National Corp.	35,293
250	Southside Bancshares, Inc.	6,835
2,250	Trico Bancshares	63,832
17,575	TrustCo Bank Corp.	126,188
425	Trustmark Corp.	11,407
13,700	United Community Banks, Inc. *	243,175
1,500	Washington Trust Bancorp, Inc.	55,830
		4,025,702
	BEVERAGES - 1.0%
2,000	Constellation Brands, Inc. - Cl. A *	140,760
13,700	Dr Pepper Snapple Group, Inc.	667,464
2,300	Green Mountain Coffee Roasters, Inc. *	173,834
		982,058

See accompanying notes to these financial statements.

5

JNF Equity Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value
	BIOTECHNOLOGY - 2.5%
1,100	Alexion Pharmaceuticals, Inc. *	$146,366
5,200	Charles River Laboratories International, Inc. *	275,808
1,800	Emergent Biosolutions, Inc. *	41,382
9,300	Halozyme Therapeutics, Inc. *	139,407
3,450	InterMune, Inc. *	50,819
550	Ligand Pharmaceuticals, Inc. - Cl. B *	28,930
17,600	Myriad Genetics, Inc. *	369,248
7,750	NPS Pharmaceuticals, Inc. *	235,290
20,600	PDL BioPharma, Inc.	173,864
8,800	United Therapeutics Corp. *	995,104
		2,456,218
	BUILDING MATERIALS - 0.9%
6,837	AAON, Inc.	218,442
2,725	Comfort Systems USA, Inc.	52,838
4,300	Lennox International, Inc.	365,758
2,550	Louisiana-Pacific Corp. *	47,201
1,800	Trex Co., Inc. *	143,154
625	Universal Forest Products, Inc.	32,588
		859,981
	CHEMICALS - 1.3%
725	Aceto Corp.	18,132
2,525	American Pacific Corp. *	94,081
5,650	Ferro Corp. *	72,489
1,525	HB Fuller Co.	79,361
300	Minerals Technologies, Inc.	18,021
4,050	PPG Industries, Inc.	768,123
2,400	Sigma-Aldrich Corp.	225,624
		1,275,831
	COAL - 0.1%
1,875	Alpha Natural Resources, Inc. *	13,388
3,000	SunCoke Energy, Inc. *	68,430
		81,818
	COMMERCIAL SERVICES - 4.5%
3,800	Apollo Education Group, Inc. - Cl. A *	103,816
2,825	Barrett Business Services, Inc.	261,990
9,225	Brink’s Co.	314,941
275	Capella Education Co.	18,271
3,000	Cardtronics, Inc. *	130,350
375	Chemed Corp.	28,733
12,550	Convergys Corp.	264,177
5,525	Cross Country Healthcare, Inc. *	55,139
3,525	Deluxe Corp.	183,970

See accompanying notes to these financial statements.

6

JNF Equity Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value
	COMMERCIAL SERVICES - 4.5% (Cont.)
3,450	Euronet Worldwide, Inc. *	$165,082
1,375	Grand Canyon Education, Inc. *	59,950
1,675	ITT Educational Services, Inc. *	56,246
2,175	Live Nation Entertainment, Inc. *	42,978
8,300	Manpowergroup, Inc.	712,638
8,300	McGraw Hill Financial, Inc.	649,060
3,600	Moody’s Corp.	282,492
1,950	Providence Service Corp. *	50,154
10,500	Quanta Services, Inc. *	331,380
23,300	RR Donnelley & Sons Co.	472,524
8,500	SEI Investments Co.	295,205
		4,479,096
	COMPUTERS - 2.9%
29,900	Brocade Communications Systems, Inc. *	265,213
1,875	CACI International, Inc. - Cl. A *	137,287
8,600	Computer Sciences Corp.	480,568
4,300	DST Systems, Inc.	390,182
1,550	Electronics For Imaging, Inc. *	60,031
200	iGATE Corp. *	8,032
1,775	Manhattan Associates, Inc. *	208,527
7,500	SanDisk Corp.	529,050
500	Synaptics, Inc. *	25,905
1,775	Syntel, Inc.	161,436
6,900	Western Digital Corp.	578,910
		2,845,141
	COSMETICS/PERSONAL CARE - 0.2%
6,875	Inter Parfums, Inc.	246,193

	DISTRIBUTION/WHOLESALE - 0.8%
10,200	Arrow Electronics, Inc. *	553,350
575	Core-Mark Holding Co., Inc.	43,660
750	MWI Veterinary Supply, Inc. *	127,942
1,375	Owens & Minor, Inc.	50,270
475	ScanSource, Inc. *	20,154
		795,376

See accompanying notes to these financial statements.

7

JNF Equity Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 3.1%
1,225	FBR & Co. *	$32,316
1,375	GAMCO Investors, Inc. - Cl. A	119,584
950	IntercontinentalExchange Group, Inc.	213,674
3,700	Legg Mason, Inc.	160,876
7,750	Nelnet, Inc. - Cl. A	326,585
1,100	Oppenheimer Holdings, Inc.	27,258
1,175	Portfolio Recovery Associates, Inc. *	62,087
34,800	SLM Corp.	914,544
17,600	Waddell & Reed Financial, Inc.	1,146,112
15	Walter Investment Management Corp. *	530
200	World Acceptance Corp. *	17,506
		3,021,072
	ELECTRIC - 2.7%
44,200	AES Corp.	641,342
5,400	Ameren Corp.	195,264
1,025	Avista Corp.	28,895
1,150	Black Hills Corp.	60,386
11,000	CMS Energy Corp.	294,470
1,500	Dynegy, Inc. *	32,280
13,700	Edison International	634,310
2,250	IDACORP, Inc.	116,640
975	Portland General Electric Co.	29,445
7,800	Public Service Enterprise Group, Inc.	249,912
600	UNS Energy Corp.	35,910
7,000	Wisconsin Energy Corp.	289,380
		2,608,234
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
650	Acuity Brands, Inc.	71,058
3,025	Advanced Energy Industries, Inc. *	69,151
1,375	EnerSys, Inc.	96,374
3,650	Generac Holdings, Inc.	206,736
6,150	SunPower Corp. - Cl. A *	183,332
		626,651
	ELECTRONICS - 1.2%
4,075	Benchmark Electronics, Inc. *	94,051
25,700	Gentex Corp.	847,843
2,375	Methode Electronics, Inc. - Cl. A	81,201
7,925	Sanmina Corp. *	132,347
		1,155,442

See accompanying notes to these financial statements.

8

JNF Equity Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value
	ENERGY - ALTERNATE SOURCES - 0.4%
8,475	FutureFuel Corp.	$133,905
9,825	Green Plains Renewable Energy, Inc.	190,507
7,500	Renewable Energy Group, Inc. *	85,950
		410,362
	ENGINEERING & CONSTRUCTION - 0.7%
13,400	AECOM Technology Corp. *	394,362
775	Engility Holdings, Inc. *	25,885
1,375	Exponent, Inc.	106,480
6,225	Tutor Perini Corp. *	163,717
200	VSE Corp.	9,602
		700,046
	ENTERTAINMENT - 1.3%
7,600	Bally Technologies, Inc. *	596,220
17,700	International Game Technology	321,432
1,900	Marriott Vacations Worldwide Corp. *	100,244
12,000	Regal Entertainment Group - Cl. A	233,400
		1,251,296
	FOOD - 2.5%
675	Harris Teeter Supermarkets, Inc.	33,311
4,200	Hershey Co.	408,366
1,150	John B Sanfilippo & Son, Inc.	28,382
15,700	Kroger Co.	620,621
7,100	Nutrisystem, Inc.	116,724
5,300	Pilgrim’s Pride Corp. *	86,125
1,275	Sanderson Farms, Inc.	92,221
1,000	Spartan Stores, Inc.	24,280
200	TreeHouse Foods, Inc. *	13,784
32,500	Tyson Foods, Inc.	1,087,450
		2,511,264
	FOREST PRODUCTS & PAPER - 0.1%
325	KapStone Paper and Packaging Corp. *	18,155
2,400	Resolute Forest Products, Inc. *	38,448
975	Schweitzer-Mauduit International, Inc.	50,183
		106,786
	GAS - 1.7%
5,500	Atmos Energy Corp.	249,810
325	Chesapeake Utilities Corp.	19,507
2,900	National Fuel Gas Co.	207,060
3,925	New Jersey Resources Corp.	181,492
8,300	NiSource, Inc.	272,904
700	Southwest Gas Corp.	39,137
20,100	Vectren Corp.	713,550
		1,683,460

See accompanying notes to these financial statements.

9

JNF Equity Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value
	HEALTHCARE - PRODUCTS - 3.2%
4,700	Align Technology, Inc. *	$268,605
950	ArthroCare Corp. *	38,228
23,600	Boston Scientific Corp. *	283,672
125	Cyberonics, Inc. *	8,189
750	DexCom, Inc. *	26,558
1,375	Greatbatch, Inc. *	60,830
21,500	Hill-Rom Holdings, Inc.	888,810
6,300	Invacare Corp.	146,223
2,100	Life Technologies Corp. *	159,180
2,750	Meridian Bioscience, Inc.	72,957
6,700	ResMed, Inc.	315,436
12,200	St Jude Medical, Inc.	755,790
275	Utah Medical Products, Inc.	15,719
2,050	West Pharmaceutical Services, Inc.	100,573
1,150	Zeltiq Aesthetics, Inc. *	21,747
		3,162,517
	HEALTHCARE - SERVICES - 2.5%
2,800	Addus HomeCare Corp. *	62,860
3,850	Centene Corp. *	226,957
15,700	Cigna Corp.	1,373,436
2,500	HCA Holdings, Inc. *	119,275
12,900	Health Net, Inc. *	382,743
3,750	HealthSouth Corp.	124,950
500	Kindred Healthcare, Inc.	9,870
1,975	Magellan Health Services, Inc. *	118,322
3,750	Triple-S Management Corp. - Cl. B *	72,900
		2,491,313
	HOLDING COMPANIES - DIVERSIFIED - 0.1%
12,125	Horizon Pharma, Inc. *	92,392

	HOME FURNISHINGS - 0.8%
200	La-Z-Boy, Inc.	6,200
4,000	TiVo, Inc. *	52,480
4,900	Whirlpool Corp.	768,614
		827,294
	HOUSEHOLD PRODUCTS/WARES - 0.7%
14,300	Avery Dennison Corp.	717,717

	HOUSEWARES - 0.5%
8,400	Newell Rubbermaid, Inc.	272,244
3,500	Toro Co.	222,600
		494,844

See accompanying notes to these financial statements.

10

JNF Equity Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value
	INSURANCE - 4.3%
330	Amtrust Financial Services, Inc.	$10,788
5,300	Employers Holdings, Inc.	167,745
2,000	Endurance Specialty Holdings Ltd.	117,340
7,750	Everest Re Group Ltd.	1,207,992
150	FBL Financial Group, Inc. - Cl. A	6,719
4,875	Greenlight Capital Re Ltd. - Cl. A *	164,336
5,700	Hanover Insurance Group, Inc.	340,347
4,550	Hilltop Holdings, Inc. *	105,241
2,600	Kemper Corp.	106,288
3,000	Lincoln National Corp.	154,860
650	Montpelier Re Holdings Ltd.	18,915
8,000	PartnerRe Ltd.	843,440
825	Safety Insurance Group, Inc.	46,448
8,500	StanCorp Financial Group, Inc.	563,125
1,625	Stewart Information Services Corp.	52,439
8,500	Symetra Financial Corp.	161,160
3,500	Validus Holdings Ltd.	141,015
		4,208,198
	INTERNET - 2.7%
575	Blucora, Inc. *	16,767
5,175	Brightcove, Inc. *	73,174
3,100	Netflix, Inc. *	1,141,327
475	NIC, Inc.	11,813
350	Overstock.com, Inc. *	10,777
4,950	Sapient Corp. *	85,932
1,150	Shutterstock, Inc. *	96,174
1,178	United Online, Inc.	16,209
19,900	VeriSign, Inc. *	1,189,622
		2,641,795
	INVESTMENT COMPANIES - 0.0%
2,550	Apollo Investment Corp.	21,624

	IRON/STEEL - 1.2%
32,525	Commercial Metals Co.	661,233
25,100	Steel Dynamics, Inc.	490,454
		1,151,687
	LEISURE TIME - 0.3%
6,900	Brunswick Corp.	317,814
2,250	Callaway Golf Co.	18,968
		336,782
	MACHINERY - CONSTRUCTION & MINING - 0.1%
850	Hyster-Yale Materials Handling, Inc. - Cl. A	79,186

See accompanying notes to these financial statements.

11

JNF Equity Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value
	MACHINERY - DIVERSIFIED - 2.2%
14,800	AGCO Corp.	$876,012
850	Alamo Group, Inc.	51,586
17,400	Babcock & Wilcox Co.	594,906
950	Cognex Corp. *	36,271
1,575	Columbus McKinnon Corp. *	42,746
2,000	IDEX Corp.	147,700
3,150	Rockwell Automation, Inc.	372,204
		2,121,425
	MEDIA - 1.1%
44,100	Cablevision Systems Corp. - Cl. A	790,713
3,425	Digital Generation, Inc. *	43,669
7,175	Entravision Communications Corp. - Cl. A	43,696
3,825	Gray Television, Inc. *	56,916
1,300	Liberty Media Corp. *	190,385
		1,125,379
	METAL FABRICATE/HARDWARE - 0.6%
1,950	CIRCOR International, Inc.	157,521
5,025	Mueller Water Products, Inc. - Cl. A	47,084
3,400	NN, Inc.	68,646
2,350	Olympic Steel, Inc.	68,103
5,050	Worthington Industries, Inc.	212,504
		553,858
	MISCELLANEOUS MANUFACTURING - 2.8%
8,650	AO Smith Corp.	466,581
3,900	Barnes Group, Inc.	149,409
3,900	Crane Co.	262,275
15,225	Federal Signal Corp. *	223,046
1,325	Hexcel Corp. *	59,214
9,100	ITT Corp.	395,122
425	Koppers Holdings, Inc.	19,444
10,525	Smith & Wesson Holding Corp. *	141,982
1,325	Sturm Ruger & Co., Inc.	96,844
17,100	Trinity Industries, Inc.	932,292
		2,746,209
	OFFICE/BUSINESS EQUIPMENT - 0.4%
15,400	Pitney Bowes, Inc.	358,820

See accompanying notes to these financial statements.

12

JNF Equity Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value
	OIL & GAS - 4.0%
725	Adams Resources & Energy, Inc.	$49,663
4,375	Arabian American Development Co. *	54,906
11,600	Cabot Oil & Gas Corp. - Cl. A	449,616
3,175	Callon Petroleum Co. *	20,733
24,200	Chesapeake Energy Corp.	656,788
450	Clayton Williams Energy, Inc. *	36,878
7,500	Helmerich & Payne, Inc.	630,600
2,875	Matador Resources Co. *	53,590
7,300	Murphy Oil Corp.	473,624
5,525	Murphy USA, Inc. *	229,619
1,950	Oasis Petroleum, Inc. *	91,591
9,000	SM Energy Co.	747,990
3,000	Southwestern Energy Co. *	117,990
2,450	Stone Energy Corp. *	84,746
12,500	Warren Resources, Inc. *	39,250
4,300	Western Refining, Inc.	182,363
		3,919,947
	OIL & GAS SERVICES - 1.5%
5,200	Dril-Quip, Inc. *	571,636
4,125	Exterran Holdings, Inc. *	141,075
5,450	Matrix Service Co. *	133,361
4,000	Oceaneering International, Inc.	315,520
5,900	RPC, Inc.	105,315
1,600	SEACOR Holdings, Inc. *	145,920
1	Superior Energy Services, Inc. *	27
1,225	Tesco Corp. *	24,231
		1,437,085
	PACKAGING & CONTAINERS - 1.3%
19,700	Packaging Corp. of America	1,246,616

	PHARMACEUTICALS - 3.3%
4,304	Actavis plc *	723,072
8,800	AmerisourceBergen Corp.	618,728
7,150	Anacor Pharmaceuticals, Inc. *	119,977
2,975	Anika Therapeutics, Inc. *	113,526
6,625	Array BioPharma, Inc. *	33,191
4,300	Cardinal Health, Inc.	287,283
8,000	Endo Health Solutions, Inc. *	539,680
2,150	Insys Therapeutics, Inc. *	83,226
4,125	Isis Pharmaceuticals, Inc. *	164,340
7,100	Lannett Co., Inc. *	235,010
1,900	PharMerica Corp. *	40,850
900	Questcor Pharmaceuticals, Inc.	49,005

See accompanying notes to these financial statements.

13

JNF Equity Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value
	PHARMACEUTICALS - 3.3% (Cont.)
3,625	Raptor Pharmaceutical Corp. *	$47,198
850	Santarus, Inc. *	27,166
4,200	VCA Antech, Inc. *	131,712
		3,213,964
	PIPELINES - 0.0%
700	Crosstex Energy, Inc.	25,312
275	SemGroup Corp.	17,938
		43,250
	REAL ESTATE - 0.7%
12,500	CBRE Group, Inc. - Cl. A *	328,750
13,000	HFF, Inc. - Cl. A *	349,050
		677,800
	REITS - 6.8%
3,050	Altisource Residential Corp. - Cl. B	91,835
275	American Assets Trust, Inc.	8,643
2,955	Ashford Hospitality Prime, Inc.	53,781
39,100	Brandywine Realty Trust	550,919
17,700	CBL & Associates Properties, Inc.	317,892
6,625	Cedar Realty Trust, Inc.	41,473
201,600	Chimera Investment Corp.	624,960
20,550	CYS Investments, Inc.	152,275
11,500	Douglas Emmett, Inc.	267,835
2,775	Ellington Residential Mortgage REIT	42,680
13,800	General Growth Properties, Inc.	276,966
8,800	HCP, Inc.	319,616
2,500	Health Care REIT, Inc.	133,925
3,950	Highwoods Properties, Inc.	142,871
17,500	Hospitality Properties Trust	473,025
20,700	Host Hotels & Resorts, Inc.	402,408
14,700	Kimco Realty Corp.	290,325
1,325	LaSalle Hotel Properties	40,890
9,475	Lexington Realty Trust	96,740
3,200	Macerich Co.	188,448
8,000	Mack-Cali Realty Corp.	171,840
5,225	Pebblebrook Hotel Trust	160,721
11,025	Pennsylvania Real Estate Investment Trust	209,254
1,200	Potlatch Corp.	50,088
5,525	Ramco-Gershenson Properties Trust	86,963
6,700	Realty Income Corp.	250,111
4,500	Rexford Industrial Realty, Inc.	59,400
8,875	RLJ Lodging Trust	215,840
1,000	SL Green Realty Corp.	92,380
875	Sovran Self Storage, Inc.	57,024

See accompanying notes to these financial statements.

14

JNF Equity Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value
	REITS - 6.8% (Cont.)
6,900	Sunstone Hotel Investors, Inc.	$92,460
5,000	Ventas, Inc.	286,400
11,000	Weyerhaeuser Co.	347,270
8,425	Winthrop Realty Trust	93,096
		6,690,354
	RETAIL - 7.0%
1,875	ANN INC *	68,550
2,775	Asbury Automotive Group, Inc. *	149,128
4,500	Bed Bath & Beyond, Inc. *	361,350
22,500	Best Buy Co., Inc.	897,300
1,275	Big 5 Sporting Goods Corp.	25,271
1,300	Buckle, Inc.	68,328
200	Buffalo Wild Wings, Inc. *	29,440
15,400	Burger King Worldwide, Inc.	352,044
1,025	Casey’s General Stores, Inc.	72,006
1,825	Cato Corp. - Cl. A	58,035
5,225	Christopher & Banks Corp. *	44,622
1,125	Cracker Barrel Old Country Store, Inc.	123,829
925	DineEquity, Inc.	77,284
20,300	GameStop Corp. - Cl. A	999,978
2,500	Gap, Inc.	97,700
5,100	hhgregg, Inc. *	71,247
575	HSN, Inc.	35,823
550	Jack in the Box, Inc. *	27,511
1,625	Kirkland’s, Inc. *	38,464
1,125	Lumber Liquidators Holdings, Inc. *	115,751
10,700	Macy’s, Inc.	571,380
6,400	Nu Skin Enterprises, Inc.	884,608
2,150	O’Reilly Automotive, Inc. *	276,726
7,475	Office Depot, Inc. *	39,543
400	Papa John’s International, Inc.	18,160
1,050	PC Connection, Inc.	26,093
1,675	Penske Automotive Group, Inc.	78,993
375	PetMed Express, Inc.	6,236
275	PriceSmart, Inc.	31,774
2,975	Rite Aid Corp. *	15,054
2,100	Ruth’s Hospitality Group, Inc.	29,841
21,000	Staples, Inc.	333,690
2,875	Stein Mart, Inc.	38,669
600	Susser Holdings Corp. *	39,294
4,050	Tractor Supply Co.	314,199
56,400	Wendy’s Co.	491,808
		6,909,729

See accompanying notes to these financial statements.

15

JNF Equity Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value
	SAVINGS & LOANS - 0.8%
4,825	Astoria Financial Corp.	$66,730
2,525	First Defiance Financial Corp.	65,574
425	HomeTrust Bancshares, Inc. *	6,796
3,325	Provident Financial Services, Inc.	64,239
2,475	Rockville Financial, Inc.	35,170
19,600	Washington Federal, Inc.	456,484
1,750	WSFS Financial Corp.	135,677
		830,670
	SEMICONDUCTORS - 3.3%
4,900	Ambarella, Inc. *	166,257
4,525	Amkor Technology, Inc. *	27,738
15,300	Applied Materials, Inc.	270,657
19,800	Axcelis Technologies, Inc. *	48,312
2,650	Cabot Microelectronics Corp. *	121,105
11,225	First Solar, Inc. *	613,334
6,500	International Rectifier Corp. *	169,455
9,875	Intersil Corp. - Cl. A	113,266
8,100	Linear Technology Corp.	368,955
11,200	Marvell Technology Group Ltd.	161,056
19,400	Micron Technology, Inc. *	422,144
300	Monolithic Power Systems, Inc. *	10,398
425	Power Integrations, Inc.	23,724
7,250	Ultra Clean Holdings, Inc. *	72,717
14,200	Xilinx, Inc.	652,064
		3,241,182
	SOFTWARE - 3.9%
5,675	Advent Software, Inc.	198,568
1,500	ANSYS, Inc. *	130,800
6,200	Aspen Technology, Inc. *	259,160
1,175	AVG Technologies *	20,222
30,800	Broadridge Financial Solutions, Inc.	1,217,216
375	Demandware, Inc. *	24,045
29,300	Electronic Arts, Inc. *	672,142
9,500	Intuit, Inc.	725,040
800	ManTech International Corp. - Cl. A	23,944
200	MicroStrategy, Inc. - Cl. A *	24,848
1,400	Pegasystems, Inc.	68,852
375	QAD, Inc. - Cl. A	6,623
3,425	SYNNEX Corp. *	230,845
1,850	Take-Two Interactive Software, Inc. *	32,135
100	Tyler Technologies, Inc. *	10,213
200	Ultimate Software Group, Inc. *	30,644
2,600	Workday, Inc. - Cl. A *	216,216
		3,891,513

See accompanying notes to these financial statements.

16

JNF Equity Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value
	TELECOMMUNICATIONS - 2.5%
5,000	Alliance Fiber Optic Products, Inc.	$75,250
7,750	ARRIS Group, Inc. *	188,829
1,600	Atlantic Tele-Network, Inc.	90,512
1,700	Comverse, Inc. *	65,960
2,600	Crown Castle International Corp. *	190,918
9,675	Extreme Networks, Inc. *	67,725
1,650	Finisar Corp. *	39,468
10,200	Harris Corp.	712,062
775	Hawaiian Telcom Holdco, Inc. *	22,762
1,025	IDT Corp. - Cl. B	18,317
11,875	Inteliquent, Inc.	135,612
11,300	Intelsat *	254,702
12,450	RF Micro Devices, Inc. *	64,242
5,500	T-Mobile US, Inc. *	185,020
3,975	Ubiquiti Networks, Inc. *	182,691
3,400	United States Cellular Corp.	142,188
		2,436,258
	TEXTILES - 0.1%
3,325	Culp, Inc.	67,996

	TOYS/GAMES/HOBBIES - 0.4%
6,400	Hasbro, Inc.	352,064

	TRANSPORTATION - 0.6%
6,400	Arkansas Best Corp.	215,552
75	Bristow Group, Inc.	5,630
2,000	Con-way, Inc.	79,420
1,800	Old Dominion Freight Line, Inc. *	95,436
7,550	Swift Transportation Co. - Cl. A *	167,685
3,450	Ultrapetrol Bahamas Ltd. *	12,903
		576,626
	TRUCKING & LEASING - 0.5%
1,700	AMERCO *	404,328
3,275	Greenbrier Cos., Inc. *	107,551
		511,879
	WATER - 0.6%
2,275	American States Water Co.	65,361
8,700	American Water Works Co., Inc.	367,662
2,550	California Water Service Group	58,828
4,150	Consolidated Water Co. Ltd.	58,515
		550,366

	TOTAL COMMON STOCK (Cost - $78,852,337)	97,407,259

See accompanying notes to these financial statements.

17

JNF Equity Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value
	SHORT-TERM INVESTMENTS - 1.0%
	MONEY MARKET FUND - 1.0%
967,854	AIM STIT - Liquid Assets Portfolio, to yield 0.07% (Cost - $967,854) **	$967,854

	TOTAL INVESTMENTS - 100.0% (Cost - $79,820,191) (a)	$98,375,113
	OTHER ASSETS LESS LIABILITIES - NET - (0.0) %	(166,809)
	NET ASSETS - 100.0%	$98,208,304

*	Non-income producing security.

**	Variable rate security, the money market rate shown represents the rate at December 31, 2013.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $79,853,694 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$19,130,916
	Unrealized depreciation:	(609,497)
	Net unrealized appreciation:	$18,521,419

See accompanying notes to these financial statements.

18

Dear Shareholders:

We are pleased to present you with the JNF Balanced Portfolio Annual Report for 2013.

The JNF Balanced Portfolio (the “Fund”) returned 19.80% versus the split 70/30 benchmark return of 21.59% for the fiscal year ended December 31, 2013. The Fund was neutral to the allocation target of 70% equity and 30% fixed income during the year and currently maintains a 5% overweight to equities. This allocation change took place in December.

The Equity Team at the Sub-Adviser, Chicago Equity Partners, LLC (“Chicago Equity”), based upon a belief that certain fundamental characteristics drive stock performance, seeks out companies with a combination of favorable growth and valuation characteristics that will out-perform their peers in the long run. Chicago Equity looks for stocks with a combination of the following qualities:

●	They are trading at a reasonable price versus peer companies;

●	Expected earnings are increasing faster versus peer companies;

●	They have strong balance sheets and have a higher quality aspect to them; and

●	They are responsible with their capital.

The Fixed Income Team at the Chicago Equity, believes that the role of fixed income is to provide income, stability and to reduce overall portfolio risk.  Chicago Equity builds diversified portfolios with an income advantage by purchasing bonds in the high-quality, non-Treasury sectors. The depth and breadth of their research adds value in sector allocation, yield curve positioning and security selection. Chicago Equity manages risk by maintaining a narrow duration band, limiting position size and avoiding illiquid and unproven securities. A disciplined investment process is followed through all market cycles combining quantitative and fundamental research with an experienced portfolio management team.  The key elements of the process include sector allocation, security selection, yield curve positioning/duration management and risk management.

The Equity and Fixed Income Teams work together to determine the appropriate balance of equities and fixed income based on the Portfolio’s target allocation of 70/30 using a broad set of factors including macro-economic trends, capital market trends, Federal Reserve (the “Fed”) outlook, and relative valuation. Our decision to overweight equities in December was a result of our analysis of improving economic data and future corporate growth prospects, as well as the acknowledgement of the imminent tapering by the Fed. Our analysis throughout the rest of the year, showed less certainty offered in the data points, which kept us at a neutral allocation. Additionally, more clarity was provided regarding other risks that were present throughout the year, including issues in Syria, the U.S. government shutdown, and government budget issues. Lastly, comparing valuations in both equity and fixed income markets in this environment has led us to determine a 5% overweight to equities is appropriate.

19

Equity

The strong 4th quarter rally helped the US stock market finish the year up over 30%, with the S&P 500 posting its best return since 1997 and outperforming all other asset classes. The S&P 500 was positive all four quarters in 2013, starting and finishing with similar double digit (10.5%) quarters. The year started with a defensive rally, but changed leadership in May when the Fed first suggested tapering in 2013. Since that time, cyclical stocks have generally outperformed. For the year, small cap stocks outperformed large cap stocks, growth beat value and volatility remained low. The market will likely focus closely on the U.S. economy in 2014 as the Fed continues to taper their asset purchase program and the economy and market are forced to stand on their own.

The stock selection model pursues an intersection approach which combines a broad set of fundamental and behavioral factors to select the stocks most likely to outperform and underperform. The factors are classified into four broad categories: Value, Quality, Momentum and Growth. The quantitative research team at Chicago Equity Partners has been building and enhancing our proprietary equity model since 1989.  Our research has shown that exposure to a broad set of alpha factors balanced across Value, Quality, Momentum and Growth groups, provides an alpha that is both informative and consistent over time.  We combine our quantitative models with an experienced team of industry analysts to most effectively exploit market inefficiencies and generate consistent excess returns.  The result is a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets, and positive growth and momentum expectations built through a disciplined, risk controlled process.

Regarding stock selection, year-to-date, the overall universe shows good discrimination between top and bottom ranked stocks, but the sectors had mixed performance. The model was inverse in TMT (Technology, Media and Telecom) and Energy, but performed well in Non-Cyclicals, Cyclicals and Financials on average in 2013. As a result, security selection in Technology and Energy hindered performance for the year. In the 4th quarter and for the year, Value, Quality and Growth factors were on average positive, and Momentum factors under performed. The defensive rally in the first four months of the year rewarded cheap, quality stocks and we saw Value and Quality factors work well during this time. After the Fed spoke in May, the best performing stocks were those that didn’t work well the first four months of the year, especially in Technology, and Momentum factors underperformed. Quality gave way to Growth in the fourth quarter while Value made a comeback as the market rose another 10% in the fourth quarter. Our overweights to holdings including Delta, Northrop Grumman, Kroger, and Lincoln National contributed to performance, as all of these holdings performed very well during the year; while our underweights in holdings that had significant gains during the year, such as Google, Gilead Sciences, Johnson & Johnson, and Bank of America hindered performance.

20

Fixed Income

Investment grade fixed income markets experienced their share of volatility in 2013. Uncertainty peaked in the second quarter when initial discussions of possible “Tapering” occurred. December, the fourth quarter, and the calendar year were characterized by higher rates and tighter spreads. The lone exception was U.S. Agency debentures, where spreads declined in December and the fourth quarter, but were modestly wider for the year. The interest rate increase resulted in negative total returns across all investment grade sectors for the year. Due to spread tightening and yield advantage all non-Treasury sectors, except U.S. Agencies, had positive excess returns in 2013. Our overweight to AAA securities including treasuries and agency debentures and underweight to corporate securities, specifically “A” and “BBB” rated bonds hindered our performance.

Treasury rates for 10 year maturities were higher by 127 basis points for the year and the option adjusted spread for investment grade corporate bonds, as measured by the Barclays Corporate Index, declined by 27 basis points for the year. The best performing sector of the corporate market by quality rating was “BBB”, which declined 34 basis points. The financial sector was the best performing sector of the corporate market, where spreads declined by 45 basis points in 2013. The Agency MBS sector of the market had tighter spreads as well, declining 15 basis points.

Throughout the year, investor confidence was bolstered by Quantitative Easing (“QE”). One exception occurred in the second quarter when the Fed hinted it “may” be on the verge of reducing the pace of Treasury and Agency MBS purchases. After assuring markets that the level of QE would decline only if macro-economic measures demonstrated sufficient strength, investors were once again inclined to add risk to portfolios. In December, as a result of improvement in housing and labor markets, accompanied by stable to falling inflation, the Fed commenced their exit move by reducing the rate of monthly purchases by $10 billion to $75 billion per month, and reiterating that short term rates would be maintained at near-zero levels for the next several years. Fed board members also expressed concern about financial asset speculation as a result of low rates and substantial liquidity.

In 2013, the fixed income portion of the Fund was defensively positioned. Focusing on higher quality, lower beta sectors and issuers of the investment grade market resulted in trailing returns versus the benchmark. A combination of weak fundamentals and historically high valuations, especially in riskier asset types, prompted this strategic positioning. In our view, investors are not being adequately compensated for the risk they are assuming in this market environment. While several fundamental factors have shown improvement, financial asset valuations have continued to rise. As a result, the divergence between fundamentals and valuations persists in fixed income. We remain vigilant against adding risk to the fixed income portion of the Fund without sufficient compensation. We continue to believe our positioning is prudent, is in-line with our stated objectives, and will benefit our clients over a complete market cycle.

Thank you for being a shareholder of the JNF Balanced Portfolio.

Sincerely,

JNF Advisors, Inc.

*	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares as well as other charges and expenses of the insurance contract, or separate account. There is no front end or back end load for the JNF Balanced Portfolio. The total annual operating expense ratio as stated in the fee table to the Balanced Portfolio’s prospectus dated May, 1 2013 is 1.40% (before fee waiver/reimbursement). For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in the Portfolio and should be read carefully before investing.
21

JNF Balanced Portfolio

PORTFOLIO REVIEW (Unaudited)

December 31, 2013

The Portfolio’s performance figures* for the period ended December 31, 2013, as compared to its benchmark:

	One Year	Three Year	Five Year	Since Inception**
JNF Balanced Portfolio	19.80%	11.99%	13.84%	5.71%
Barclay’s Capital US Aggregate Bond Index ***	-2.02%	3.26%	4.44%	4.85%
Russell 1000 Total Return Index ***	33.11%	16.30%	18.59%	5.88%
Blended Benchmark Index ***	21.59%	12.44%	14.49%	5.93%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized.

**	Inception date is May 1, 2007.

***	The Blended Benchmark Index represents a blend of 70% Russell 1000 Total Return Index and 30% Barclay’s Capital US Aggregate Bond Index. The Russell 1000 is an unmanaged index that measures the performance of the 1000 largest companies in the Russell 3000. The Barclay’s Capital US Aggregate Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Holdings by Industry	% of Net Assets
U.S. Government	10.5%
U.S. Government Agencies - Mortgage Backed	7.7%
Oil & Gas	6.1%
Banks	5.3%
Pharmaceuticals	4.8%
U.S. Government Agency	4.7%
Retail	4.1%
Computers	3.9%
Insurance	3.4%
Internet	3.3%
Other, Cash & Cash Equivalents	46.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

22

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value
	COMMON STOCK - 74.7%
	AEROSPACE & DEFENSE - 1.7%
200	Alliant Techsystems, Inc.	$24,336
350	Boeing Co.	47,772
400	General Dynamics Corp.	38,220
800	Lockheed Martin Corp.	118,928
1,100	Northrop Grumman Corp.	126,071
		355,327
	AGRICULTURE - 1.8%
1,200	Altria Group, Inc.	46,068
4,400	Archer-Daniels-Midland Co.	190,960
1,650	Lorillard, Inc.	83,622
500	Philip Morris International, Inc.	43,565
		364,215
	AIRLINES - 0.8%
5,150	Delta Air Lines, Inc.	141,470
1,500	Southwest Airlines Co.	28,260
		169,730
	APPAREL - 0.6%
750	Hanesbrands, Inc.	52,703
950	NIKE, Inc. - Cl. B	74,708
		127,411
	AUTO MANUFACTURERS - 0.3%
2,500	Ford Motor Co.	38,575
500	General Motors Co. *	20,435
		59,010
	AUTO PARTS & EQUIPMENT - 0.4%
900	Johnson Controls, Inc.	46,170
500	Lear Corp.	40,485
		86,655
	BANKS - 5.3%
8,800	Bank of America Corp.	137,016
400	Capital One Financial Corp.	30,644
2,000	Citigroup, Inc.	104,220
2,200	Comerica, Inc.	104,588
3,400	Fifth Third Bancorp	71,502
850	Goldman Sachs Group, Inc.	150,671
2,290	JPMorgan Chase & Co.	133,919
2,200	KeyCorp	29,524
900	Morgan Stanley	28,224
800	SunTrust Banks, Inc.	29,448
1,400	US Bancorp	56,560
4,450	Wells Fargo & Co.	202,030
		1,078,346

See accompanying notes to these financial statements.

23

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Shares		Value
	BEVERAGES - 1.2%
2,000	Coca-Cola Co.	$82,620
700	Coca-Cola Enterprises, Inc.	30,891
1,100	Dr Pepper Snapple Group, Inc.	53,592
600	Molson Coors Brewing Co. - Cl. B	33,690
600	PepsiCo, Inc.	49,764
		250,557
	BIOTECHNOLOGY - 1.9%
150	Alexion Pharmaceuticals, Inc. *	19,959
1,085	Amgen, Inc.	123,864
300	Biogen Idec, Inc. *	83,925
450	Celgene Corp. *	76,032
1,300	Myriad Genetics, Inc. *	27,274
425	United Therapeutics Corp. *	48,059
		379,113
	BUILDING MATERIALS - 0.2%
400	Lennox International, Inc.	34,024

	CHEMICALS - 1.7%
900	EI du Pont de Nemours & Co.	58,473
800	LyondellBasell Industries NV	64,224
400	Monsanto Co.	46,620
925	PPG Industries, Inc.	175,435
		344,752
	COMMERCIAL SERVICES - 1.8%
1,300	Manpowergroup, Inc.	111,618
160	MasterCard, Inc. - Class A	133,674
1,000	McGraw Hill Financial, Inc.	78,200
1,800	RR Donnelley & Sons Co.	36,504
		359,996
	COMPUTERS - 3.8%
300	Accenture PLC - Class A	24,666
615	Apple, Inc.	345,083
2,275	Computer Sciences Corp.	127,127
4,050	Hewlett-Packard Co.	113,319
460	International Business Machines Corp.	86,282
900	Lexmark International, Inc. - Cl. A	31,968
400	SanDisk Corp.	28,216
600	Western Digital Corp.	50,340
		807,001
	COSMETICS & PERSONAL CARE - 0.9%
400	Colgate-Palmolive Co.	26,084
2,025	Procter & Gamble Co.	164,855
		190,939

See accompanying notes to these financial statements.

24

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 2.5%
1,075	Discover Financial Services	$60,146
1,600	E*TRADE Financial Corp. *	31,424
225	IntercontinentalExchange Group, Inc.	50,607
1,100	Legg Mason, Inc.	47,828
1,900	SLM Corp.	49,932
675	Visa, Inc. - Class A	150,309
1,800	Waddell & Reed Financial, Inc. - Cl. A	117,216
		507,462
	ELECTRIC - 1.0%
4,100	AES Corp.	59,491
950	Ameren Corp.	34,352
950	Edison International	43,985
800	MDU Resources Group, Inc.	24,440
800	Wisconsin Energy Corp.	33,072
		195,340
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
400	Emerson Electric Co.	28,072

	ELECTRONICS - 0.7%
66	Allegion PLC *	2,917
1,600	Gentex Corp.	52,784
950	Honeywell International, Inc.	86,801
		142,502
	ENTERTAINMENT - 0.1%
1,500	Regal Entertainment Group - Class A	29,175

	FOOD - 1.6%
4,700	Kroger Co.	185,791
800	Sysco Corp.	28,880
3,200	Tyson Foods, Inc.	107,072
		321,743
	GAS - 0.9%
1,275	Atmos Energy Corp.	57,911
500	National Fuel Gas Co.	35,700
1,600	Questar Corp.	36,784
1,500	Vectren Corp.	53,250
		183,645
	HAND & MACHINE TOOLS - 0.4%
700	Snap-on, Inc.	76,664

See accompanying notes to these financial statements.

25

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Shares		Value
	HEALTHCARE PRODUCTS - 1.7%
700	Becton Dickinson and Co.	$77,343
7,800	Boston Scientific Corp. *	93,756
1,700	Medtronic, Inc.	97,563
1,300	St Jude Medical, Inc.	80,535
		349,197
	HEALTHCARE SERVICES - 1.3%
500	Aetna, Inc.	34,295
1,200	Cigna Corp.	104,976
1,200	Health Net, Inc.*	35,604
400	Humana, Inc.	41,288
450	WellPoint, Inc.	41,576
		257,739
	HOME FURNISHINGS - 0.3%
400	Whirlpool Corp.	62,744

	HOUSEHOLD PRODUCTS & WARES - 0.5%
600	Avery Dennison Corp.	30,114
725	Kimberly-Clark Corp.	75,734
		105,848
	HOUSEWARES - 0.1%
400	Toro Co.	25,440

	INSURANCE - 3.4%
500	American International Group, Inc.	25,525
650	Berkshire Hathaway, Inc. - Cl. B *	77,064
1,150	Everest Re Group Ltd.	179,250
500	Hartford Financial Services Group, Inc.	18,115
1,000	Lincoln National Corp.	51,620
800	PartnerRe Ltd.	84,344
700	RenaissanceRe Holdings Ltd.	68,138
1,400	StanCorp Financial Group, Inc.	92,750
850	Travelers Cos., Inc	76,959
600	Validus Holdings Ltd.	24,174
		697,939
	INTERNET - 3.3%
250	Amazon.com, Inc. *	99,697
1,800	Facebook, Inc. - Class A	98,388
180	Google, Inc. - Class A *	201,728
150	Netflix, Inc. *	55,226
65	Priceline.com, Inc. *	75,556
2,300	VeriSign, Inc. *	137,494
		668,089

See accompanying notes to these financial statements.

26

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Shares		Value
	IRON & STEEL - 0.2%
1,200	Commercial Metals Co.	$24,396
1,000	Steel Dynamics, Inc.	19,540
		43,936
	LEISURE TIME - 0.3%
450	Polaris Industries, Inc.	65,538

	LODGING - 0.4%
1,000	Starwood Hotels & Resorts Worldwide, Inc.	79,450

	MACHINERY DIVERSIFIED - 0.5%
1,150	AGCo Corp.	68,069
300	Rockwell Automation, Inc.	35,448
		103,517
	MEDIA - 2.5%
4,300	Cablevision Systems Corp. - Cl. A	77,099
2,925	Comcast Corp.	151,998
1,200	DIRECTV - Cl. A *	82,908
300	Liberty Media Corp. *	43,935
1,100	Time Warner, Inc.	76,692
900	Walt Disney Co.	68,760
		501,392
	MINING - 0.2%
3,400	Alcoa, Inc.	36,142

	MISCELLANEOUS MANUFACTURERS - 2.9%
350	3M Co.	49,088
2,900	AO Smith Corp.	156,426
8,175	General Electric Co.	229,145
2,200	ITT Corp.	95,524
1,150	Trinity Industries, Inc.	62,698
		592,881
	OFFICE & BUSINESS EQUIPMENT - 0.4%
3,200	Pitney Bowes, Inc.	74,560

	OIL & GAS - 6.0%
450	Anadarko Petroleum Corp.	35,694
1,000	Cabot Oil & Gas Corp. - Cl. A	38,760
1,425	Chevron Corp.	177,997
2,000	ConocoPhillips	141,300
450	EOG Resources, Inc.	75,528
3,815	Exxon Mobil Corp.	386,078
800	Helmerich & Payne, Inc.	67,264

See accompanying notes to these financial statements.

27

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Shares		Value
	OIL & GAS - 6.0% (Cont.)
500	Hess Corp.	$41,500
500	Murphy Oil Corp.	32,440
750	Murphy USA, Inc. *	31,170
500	Phillips 66	38,565
3,900	SandRidge Energy, Inc. *	23,673
950	SM Energy Co.	78,954
750	Southwestern Energy Co. *	29,498
400	Transocean Ltd.	19,768
		1,218,189
	OIL & GAS SERVICES - 0.8%
300	Oceaneering International, Inc.	23,664
1,250	Schlumberger Ltd.	112,637
350	SEACOR Holdings, Inc. *	31,920
		168,221
	PACKAGING & CONTAINERS - 0.6%
1,900	Packaging Corp. of America	120,232

	PHARMACEUTICALS - 4.7%
1,275	AbbVie, Inc.	67,333
1,350	AmerisourceBergen Corp.	94,918
1,700	Cardinal Health, Inc.	113,577
1,225	Eli Lilly & Co.	62,475
500	Express Scripts Holding Co. *	35,120
2,905	Johnson & Johnson	266,069
150	McKesson Corp.	24,210
1,800	Merck & Co., Inc.	90,090
6,958	Pfizer, Inc.	213,124
		966,916
	REITS - 1.7%
1,600	Corrections Corp. of America	51,312
3,400	Omega Healthcare Investors, Inc.	101,320
1,025	Public Storage	154,283
250	Simon Property Group, Inc.	38,040
		344,955
	RETAIL - 4.0%
1,100	Best Buy Co., Inc.	43,868
950	Costco Wholesale Corp.	113,059
900	GameStop Corp. - Class A	44,334
1,600	Home Depot Inc	131,744
1,600	Lowe’s Cos., Inc.	79,280
500	Nu Skin Enterprises, Inc.	69,110
675	Starbucks Corp.	52,913

See accompanying notes to these financial statements.

28

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Shares		Value
	RETAIL - 4.0% (Cont.)
1,425	TJX Cos., Inc.	$90,815
1,700	Wal-Mart Stores, Inc.	133,773
6,500	Wendy’s Co.	56,680
		815,576
	SAVINGS & LOANS - 0.1%
1,300	Washington Federal, Inc.	30,277

	SEMICONDUCTORS - 2.1%
400	Analog Devices, Inc.	20,372
300	First Solar, Inc. *	16,392
900	Intel Corp.	23,364
800	International Rectifier Corp. *	20,856
400	KLA-Tencor Corp.	25,784
2,700	Linear Technology Corp.	122,985
2,100	Marvell Technology Group Ltd.	30,198
900	QUALCOMM, Inc.	66,825
700	Texas Instruments, Inc.	30,737
1,400	Xilinx, Inc.	64,288
		421,801
	SOFTWARE - 2.6%
2,300	Activision Blizzard, Inc.	41,009
300	ANSYS, Inc. *	26,160
2,700	Electronic Arts, Inc. *	61,938
1,000	Intuit, Inc.	76,320
5,640	Microsoft Corp.	211,105
2,000	Oracle Corp.	76,520
400	Workday, Inc. - Class A *	33,264
		526,316
	TELECOMMUNICATIONS - 2.6%
3,900	AT&T, Inc.	137,124
3,400	Cisco Systems, Inc.	76,330
700	Harris Corp.	48,867
1,000	Motorola Solutions, Inc.	67,500
4,150	Verizon Communications, Inc.	203,931
		533,752
	TOYS/GAMES/HOBBIES - 0.3%
1,300	Hasbro, Inc.	71,513

	TRANSPORTATION - 0.6%
400	Con-way, Inc.	15,884
300	Norfolk Southern Corp.	27,849
450	Union Pacific Corp.	75,600
		119,333

See accompanying notes to these financial statements.

29

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Shares				Value
	TRUCKING & LEASING - 0.2%
150	AMERCO *			$35,676

	WATER - 0.7%
1,775	American Water Works Co., Inc.			75,011
2,700	Aqua America, Inc.			63,693
				138,704

	TOTAL COMMON STOCK (Cost - $13,391,572)			15,267,552

Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 24.4%
	AGRICULTURE - 0.0%
$4,000	Altria Group, Inc.	9.7000	11/10/2018	$5,258

	BEVERAGES - 0.1%
25,000	PepsiCo, Inc.	2.5000	5/10/2016	25,938

	COMPUTERS - 0.1%
16,000	International Business Machines Corp.	4.0000	6/20/2042	14,287

	DIVERSIFIED FINANCIAL SERVICES - 0.2%
35,000	American Express Co.	7.2500	5/20/2014	35,920
10,000	General Electric Capital Corp.	6.7500	3/15/2032	12,383
				48,303
	ELECTRIC - 0.2%
10,000	Consolidated Edison Co. of New York, Inc.	6.7500	4/1/2038	12,616
8,000	Dominion Resources, Inc.	4.4500	3/15/2021	8,482
15,000	Georgia Power Co.	5.4000	6/1/2040	15,660
				36,758
	OIL & GAS - 0.1%
10,000	ConocoPhillips	4.6000	1/15/2015	10,424

	PHARMACEUTICALS - 0.1%
15,000	Pfizer, Inc.	6.2000	3/15/2019	17,781

	PIPELINES - 0.4%
15,000	TransCanada PipeLines Ltd.	3.8000	10/1/2020	15,527
45,000	TransCanada PipeLines Ltd.	4.8750	1/15/2015	47,066
10,000	TransCanada PipeLines Ltd.	7.1250	1/15/2019	12,087
				74,680

See accompanying notes to these financial statements.

30

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Par Value		Coupon Rate (%)	Maturity	Value
	RETAIL - 0.1%
$10,000	McDonald’s Corp.	6.3000	10/15/2037	$12,186
15,000	Wal-Mart Stores, Inc.	6.5000	8/15/2037	18,764
				30,950
	TELECOMMUNICATIONS - 0.1%
25,000	Verizon Communications, Inc.	3.0000	4/1/2016	26,070

	TRANSPORTATION - 0.1%
15,000	United Parcel Service, Inc.	6.2000	1/15/2038	18,232

	U.S. GOVERNMENT - 10.5%
50,000	United States Treasury Bond	2.7500	8/15/2042	39,617
125,000	United States Treasury Bond	3.5000	2/15/2039	117,715
155,000	United States Treasury Bond	4.7500	2/15/2041	178,347
20,000	United States Treasury Bond	5.2500	11/15/2028	24,078
70,000	United States Treasury Note	0.2500	4/30/2014	70,036
100,000	United States Treasury Note	0.2500	9/15/2015	99,918
390,000	United States Treasury Note	0.6250	8/31/2017	382,687
445,000	United States Treasury Note	0.7500	3/31/2018	432,345
120,000	United States Treasury Note	1.7500	5/15/2022	110,963
135,000	United States Treasury Note	2.5000	8/15/2023	129,642
245,000	United States Treasury Note	2.6250	8/15/2020	249,976
295,000	United States Treasury Note	3.1250	5/15/2021	307,515
				2,142,839
	U.S. GOVERNMENT AGENCY - 4.7%
130,000	Federal Home Loan Banks	5.3750	5/18/2016	144,735
80,000	Federal Home Loan Mortgage Corp.	1.0000	7/30/2014	80,402
70,000	Federal Home Loan Mortgage Corp.	1.0000	8/27/2014	70,407
165,000	Federal Home Loan Mortgage Corp.	3.7500	3/27/2019	179,845
50,000	Federal National Mortgage Association	0.3750	12/21/2015	49,924
35,000	Federal National Mortgage Association	0.7500	12/19/2014	35,189
120,000	Federal National Mortgage Association	5.0000	5/11/2017	135,557
125,000	Federal National Mortgage Association	5.3750	7/15/2016	139,884
110,000	Federal National Mortgage Association	5.3750	6/12/2017	125,786
				961,729
	U.S. GOVERNMENT AGENCIES - MORTGAGE BACKED - 7.7%
43,729	Federal Home Loan Mortgage Corp.	3.5000	3/1/2042	43,438
14,315	Federal Home Loan Mortgage Corp.	4.5000	11/1/2018	15,173
83,724	Federal Home Loan Mortgage Corp.	4.5000	11/1/2039	88,665
12,069	Federal Home Loan Mortgage Corp.	5.0000	12/1/2020	13,034
3,855	Federal Home Loan Mortgage Corp.	5.5000	9/1/2036	4,201
25,961	Federal Home Loan Mortgage Corp.	5.5000	4/1/2038	28,294

See accompanying notes to these financial statements.

31

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Par Value		Coupon Rate (%)	Maturity	Value
	U.S. GOVERNMENT AGENCIES - MORTGAGE BACKED - 7.7% (Cont.)
$10,974	Federal Home Loan Mortgage Corp.	6.0000	1/1/2038	$12,096
9,076	Federal Home Loan Mortgage Corp.	6.0000	4/1/2038	10,014
19,157	Federal Home Loan Mortgage Corp.	6.0000	6/1/2038	21,115
113,386	Federal National Mortgage Association	2.5000	4/1/2023	113,973
96,826	Federal National Mortgage Association	3.0000	3/1/2042	92,023
96,156	Federal National Mortgage Association	3.0000	2/1/2043	91,385
58,786	Federal National Mortgage Association	3.5000	12/1/2041	58,458
50,788	Federal National Mortgage Association	3.5000	4/1/2042	50,504
2,907	Federal National Mortgage Association	4.0000	5/1/2014	2,961
52,431	Federal National Mortgage Association	4.0000	8/1/2019	55,150
5,277	Federal National Mortgage Association	4.0000	10/1/2020	5,595
31,848	Federal National Mortgage Association	4.0000	3/1/2021	33,800
67,106	Federal National Mortgage Association	4.0000	5/1/2021	71,221
18,561	Federal National Mortgage Association	4.0000	2/1/2022	19,692
7,900	Federal National Mortgage Association	4.0000	2/1/2025	8,375
21,073	Federal National Mortgage Association	4.0000	7/1/2025	22,340
41,161	Federal National Mortgage Association	4.0000	10/1/2040	42,394
17,638	Federal National Mortgage Association	4.0000	11/1/2040	18,167
40,320	Federal National Mortgage Association	4.0000	2/1/2041	41,528
35,817	Federal National Mortgage Association	4.0000	12/1/2041	36,894
15,649	Federal National Mortgage Association	4.5000	11/1/2019	16,676
8,455	Federal National Mortgage Association	4.5000	6/1/2024	9,000
9,612	Federal National Mortgage Association	4.5000	6/1/2025	10,233
4,113	Federal National Mortgage Association	4.5000	9/1/2035	4,356
24,801	Federal National Mortgage Association	4.5000	3/1/2039	26,276
26,035	Federal National Mortgage Association	4.5000	11/1/2039	27,583
43,077	Federal National Mortgage Association	4.5000	6/1/2040	45,650
42,159	Federal National Mortgage Association	4.5000	11/1/2040	44,677
29,167	Federal National Mortgage Association	4.5000	5/1/2041	30,910
10,395	Federal National Mortgage Association	5.0000	3/1/2023	11,216
29,944	Federal National Mortgage Association	5.0000	9/1/2033	32,525
31,232	Federal National Mortgage Association	5.0000	5/1/2035	33,885
2,753	Federal National Mortgage Association	5.0000	10/1/2035	2,987
35,279	Federal National Mortgage Association	5.0000	2/1/2036	38,276
36,226	Federal National Mortgage Association	5.0000	6/1/2040	39,510
50,301	Federal National Mortgage Association	5.0000	8/1/2041	54,931
10,487	Federal National Mortgage Association	5.5000	6/1/2022	11,499
27,427	Federal National Mortgage Association	5.5000	11/1/2035	30,154
20,063	Federal National Mortgage Association	5.5000	12/1/2039	22,022
16,869	Federal National Mortgage Association	6.0000	3/1/2036	18,944

See accompanying notes to these financial statements.

32

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Par Value		Coupon Rate (%)	Maturity	Value
	U.S. GOVERNMENT AGENCIES - MORTGAGE BACKED - 7.7% (Cont.)
$6,868	Federal National Mortgage Association	6.0000	3/1/2037	$7,614
13,059	Federal National Mortgage Association	6.0000	8/1/2037	14,449
4,182	Federal National Mortgage Association	6.0000	5/1/2038	4,627
20,010	Federal National Mortgage Association	6.0000	6/1/2038	22,137
9,594	Federal National Mortgage Association	6.5000	3/1/2037	10,894
958	Federal National Mortgage Association	7.0000	6/1/2029	1,106
				1,572,627

	TOTAL BONDS & NOTES (Cost - $5,040,242)			4,985,876
Shares
	SHORT-TERM INVESTMENTS - 0.9%
	MONEY MARKET FUND - 0.9%
195,120	AIM STIT Liquid Assets Portfolio, to yield 0.07% (Cost - $195,120) **			$195,120

	TOTAL INVESTMENTS - 100.0% (Cost - $18,626,934) (a)			$20,448,548
	OTHER ASSETS LESS LIABILITIES - NET - (0.0) %			(4,295)
	NET ASSETS - 100.0%			$20,444,253

*	Non-income producing security.

**	Variable rate security, the money market rate shown represents the rate at December 31, 2013.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $18,645,781 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,993,466
Unrealized depreciation:	(190,699)
Net unrealized appreciation:	$1,802,767

See accompanying notes to these financial statements.

33

JNF Portfolios
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2013

	JNF Equity	JNF Balanced
	Portfolio	Portfolio

ASSETS
Investments, at cost	$79,820,191	$18,626,934
Investments in securities, at value	$98,375,113	$20,448,548
Receivable for securities sold	24,630	—
Dividends and interest receivable	114,894	43,719
Prepaid expenses and other assets	2,262	338
TOTAL ASSETS	98,516,899	20,492,605

LIABILITIES
Payable for portfolio shares redeemed	155,835	701
Payable for securities purchased	27,372	—
Investment advisory fees payable	54,885	13,550
Distribution (12b-1) fees payable	21,115	4,428
Fees payable to other affiliates	14,601	3,759
Due to Custodian	2,335	—
Accrued expenses and other liabilities	32,452	25,914
TOTAL LIABILITIES	308,595	48,352

NET ASSETS	$98,208,304	$20,444,253

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$86,924,594	$17,332,997
Undistributed net investment income	391,251	76,885
Accumulated net realized gain (loss) on investments	(7,662,463)	1,212,757
Net unrealized appreciation on investments	18,554,922	1,821,614
NET ASSETS	$98,208,304	$20,444,253

Shares of Beneficial Interest Outstanding	3,039,034	985,492
Net Asset Value (Net Assets/Shares of Beneficial Interest)/Offering & Redemption Price per share	$32.32	$20.75

See accompanying notes to these financial statements.

34

JNF Portfolios
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2013

	JNF Equity	JNF Balanced
	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends	$1,417,506	$289,027
Interest	193	112,145
Less: Foreign withholding taxes	—	(182)
TOTAL INVESTMENT INCOME	1,417,699	400,990

EXPENSES:
Investment advisory fees	581,938	128,692
Distribution (12b-1) fees	223,822	49,497
Administration service fees	169,994	43,903
Professional fees	26,145	23,554
Compliance officer fees	15,070	3,690
Printing and postage expense	9,194	3,379
Custodian fees	8,893	7,515
Insurance expenses	6,673	1,654
Trustees’ fees and expenses	2,855	5,050
Other expenses	286	—
TOTAL EXPENSES	1,044,870	266,934

Less: Fees waived by the Advisor - net	—	(19,459)
NET EXPENSES	1,044,870	247,475

NET INVESTMENT INCOME	372,829	153,515

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investment transactions	16,434,022	3,260,792
Net change in unrealized appreciation (depreciation) on investment transactions	10,589,939	146,313

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	27,023,961	3,407,105

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,396,790	$3,560,620

See accompanying notes to these financial statements.

35

JNF Portfolios
STATEMENTS OF CHANGES IN NET ASSETS

	JNF Equity Portfolio		JNF Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012
FROM OPERATIONS
Net investment income	$372,829	$786,930	$153,515	$232,517
Net realized gain on investments	16,434,022	8,457,688	3,260,792	1,580,102
Net change in unrealized appreciation (depreciation) on investments	10,589,939	3,374,667	146,313	259,118
Net Increase in Net Assets Resulting From Operations	27,396,790	12,619,285	3,560,620	2,071,737

FROM DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(789,151)	(386,701)	(159,906)	(246,411)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,933,657	1,231,516	514,644	2,323,054
Reinvestment of dividends and distributions	789,151	386,701	159,906	246,411
Cost of shares redeemed	(11,389,321)	(12,244,266)	(2,773,678)	(5,316,019)
Net Decrease in Net Assets From Share
Transactions of Beneficial Interest	(8,666,513)	(10,626,049)	(2,099,128)	(2,746,554)

TOTAL INCREASE/ (DECREASE) IN NET ASSETS	17,941,126	1,606,535	1,301,586	(921,228)

NET ASSETS
Beginning of year	80,267,178	78,660,643	19,142,667	20,063,895
End of year*	$98,208,304	$80,267,178	$20,444,253	$19,142,667
* Includes undistributed net investment income of	$391,251	$785,996	$76,885	$55,425

SHARES ACTIVITY
Shares Sold	66,854	53,605	26,021	135,198
Shares Reinvested	26,482	16,469	8,236	14,284
Shares Redeemed	(407,823)	(535,027)	(144,972)	(309,118)
Net Decrease in Shares of Beneficial Interest Outstanding	(314,487)	(464,953)	(110,715)	(159,636)

See accompanying notes to these financial statements.

36

JNF Portfolios
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year

	JNF Equity Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$23.94	$20.60	$20.56	$16.44	$12.30
Activity from investment operations:
Net investment income (1)	0.12	0.22	0.09	0.15	0.12
Net realized and unrealized gain on investments	8.52	3.23	0.12	4.11	4.16
Total from investment operations	8.64	3.45	0.21	4.26	4.28

Less distributions from:
Net investment income	(0.26)	(0.11)	(0.17)	(0.14)	(0.14)

Net asset value, end of year	$32.32	$23.94	$20.60	$20.56	$16.44

Total return (2)	36.18%	16.76%	1.06%	26.02%	35.03%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$98,208	$80,267	$78,661	$88,218	$77,893

Ratios of expenses to average net assets	1.17%	1.19%	1.15%	1.16%	1.14%

Ratios of expenses to average net assets before waivers	1.17%	1.19%	1.15%	1.16%	1.18%

Ratios of net investment income to average net assets	0.42%	0.97%	0.45%	0.81%	0.92%

Ratios of net investment income to average net assets before waiver	0.42%	0.97%	0.45%	0.81%	0.88%

Portfolio turnover rate	125%	122%	123%	123%	122%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Assumes reinvestment of all dividends and distributions, if any.

See accompanying notes to these financial statements.

37

JNF Portfolios
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year

	JNF Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$17.46	$15.98	$15.27	$13.86	$11.58
Activity from investment operations:
Net investment income (1)	0.15	0.19	0.19	0.20	0.22
Net realized and unrealized gain on investments	3.30	1.50	0.72	1.41	2.28
Total from investment operations	3.45	1.69	0.91	1.61	2.50

Less distributions from:
Net investment income	(0.16)	(0.21)	(0.20)	(0.20)	(0.22)

Net asset value, end of year	$20.75	$17.46	$15.98	$15.27	$13.86

Total return (2)	19.80%	10.60%	6.01%	11.74%	21.85%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$20,444	$19,143	$20,064	$21,293	$22,874

Ratios of expenses to average net assets	1.25%	1.25%	1.23%	1.18%	1.14%

Ratios of expenses to average net assets before waivers	1.35%	1.40%	1.36%	1.35%	1.31%

Ratios of net investment income to average net assets	0.78%	1.13%	1.21%	1.40%	1.80%

Ratios of net investment income to average net assets before waiver	0.68%	0.98%	1.08%	1.24%	1.62%

Portfolio turnover rate	106%	77%	103%	79%	109%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Assumes reinvestment of all dividends and distributions, if any.

See accompanying notes to these financial statements.

38

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.	ORGANIZATION

The JNF Equity Portfolio (the “Equity Portfolio”) and the JNF Balanced Portfolio (the “Balanced Portfolio”) (collectively, the “Portfolios”) are diversified series of shares of beneficial interest of the Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies, including JNF Advisors, Inc.’s (the “Advisor”) affiliate, Jefferson National Life Insurance Company. The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life insurance contracts. Jefferson National Life Insurance Company separate accounts own 100% of the shares offered by each Portfolio. The investment objective of each Portfolio is as follows:

Portfolio	Primary Objective
Equity Portfolio	Total return consistent with preservation of capital and a prudent level of risk.
Balanced Portfolio	Total return consistent with preservation of capital and a prudent level of risk.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities and other assets held by the Equity and Balanced Portfolios listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available or are determined to be unreliable, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the ” Fair Value Procedures”). The Board of Trustees (the “Board”) will review the fair value method in use for

39

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

securities requiring a fair market value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security

A Portfolio may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities

40

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolios utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset, or liability, to the extent relevant observable inputs are not available, representing the Portfolios own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2013, for the Portfolios’ investments measured at fair value:

41

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Equity Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$97,407,259	$—	$—	$97,407,259
Money Market Funds	$967,854	—	—	967,854
Total	$98,375,113	$—	$—	$98,375,113

Balanced Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$15,267,552	$—	$—	$15,267,552
Bonds & Notes	—	4,985,876	—	4,985,876
Money Market Funds	195,120	—	—	195,120
Total	$15,462,672	$4,985,876	$—	$20,448,548

The Portfolios did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 & Level 2 during the year. It is the Portfolios’ policy to recognize transfers into or out of Level 1 & Level 2 at the end of the reporting year.

*	Refer to the Portfolios of Investments for Industry Classification.

Security transactions and related income – Security transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates.

Dividends and distributions to shareholders – The following table summarizes each Portfolio’s Investment Income and Capital Gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Equity Portfolio	Annually	Annually
Balanced Portfolio	Quarterly	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Portfolio.

42

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Federal income tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010 - 2012), or expected to be taken in the Portfolios’ 2013 tax returns. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Portfolios did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years. The Portfolios identify the major tax jurisdictions as U.S. Federal and Nebraska State.

Use of estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Portfolio	Purchases	Sales
Equity Portfolio	$110,852,043	$120,051,819
Balanced Portfolio	20,225,787	22,294,668
43

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

JNF Advisors, Inc. serves as the Portfolios’ Investment Advisor (“Advisor”). Chicago Equity Partners, LLC (“Chicago Equity”) serves as the sub-advisor for the Equity Portfolio and Balanced Portfolio. The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Portfolios are also officers of GFS.

Pursuant to an investment advisory agreement with the Trust, on behalf of each Portfolio (the “Advisory Agreement”), under the oversight of the Board, the Advisor supervises the performance of the Sub-Advisor, and the administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.65% of the Equity and Balanced Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays the Chicago Equity a sub-advisory fee, computed on average daily net assets and accrued daily and paid monthly, at the following annual rates: 0.30% of the Equity Portfolio’s and 0.27% of the Balanced Portfolio’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2014, to waive a portion of its management fee and has agreed to reimburse each of the Equity and Balanced Portfolios for other expenses to the extent necessary so that the total expenses incurred by the Portfolio (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.25% per annum of the applicable Portfolio’s average daily net assets.

During the year ended December 31, 2013 the Advisor waived/reimbursed fees for the Portfolios as follows:

Portfolio	Waiver/Reimbursement
Balanced Portfolio	$21,730

The Advisor had expense caps in place to limit Portfolio expenses to 1.25% of each Portfolio’s average daily net assets after April 30, 2011, and 1.20% of each Portfolio’s average daily net assets from April 30, 2010 to April 30, 2011 for the Equity and Balanced Portfolios. If the Advisor waives any fee or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Portfolio provided that such reimbursement does not cause the Portfolio’s operating expenses to exceed the expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the relevant Portfolio and its shareholders. During the year ended December 31, 2013, the Advisor recaptured $2,271 for prior

44

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

period expense reimbursements from the Balanced Portfolio.

As of the year ended December 31, 2013, the Advisor has the following waived expenses that may be recovered no later than the dates indicated:

Portfolio	December 31, 2014	December 31, 2015	December 31, 2016	Total
Balanced Portfolio	$26,465	$31,218	$19,459	$77,142

The Trust, with respect to the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (“12b-1 Plan” or “Plan”).  The Plan provides that a monthly distribution and service fee is calculated by each of the Equity and Balanced Portfolio’s at an annual rate of 0.25% of its average daily net assets.  Pursuant to the Plan, each of these Portfolios may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders. The Plan further provides, for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended December 31, 2013, the Equity and Balanced Portfolios accrued $223,822 and $49,497, respectively, pursuant in distribution and service fees under the Plan.

Pursuant to separate servicing agreements with GFS, each Portfolio pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Portfolio. Fees for which are classified as “Administration Service Fees” on the Statement of Operations, GFS provides a Principal Executive Officer and a Principal Financial Officer to the Portfolio.

In addition, certain affiliates of GFS provide ancillary services to the Portfolios as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Portfolios.

45

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following periods was as follows:

	For the year ended December 31, 2013				For the year ended December 31, 2012
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
Equity Portfolio	$789,151	$—	$—	$789,151	$386,701	$—	$—	$386,701
Balanced Portfolio	159,906	—	—	159,906	246,411	—	—	246,411

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Equity Portfolio	$391,251	$—	$(7,628,960)	$—	$—	$18,521,419	$11,283,710
Balanced Portfolio	76,384	1,232,105	—	—	—	1,802,767	3,111,256

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and return of capital distributions from C-Corporations.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. At December 31, 2013, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Total	Expiration
Equity Portfolio	$7,628,960	2017
Balanced Portfolio	—

Permanent book and tax differences primarily attributable to differences in book/tax treatment of paydown gain/(loss), tax adjustments for passive foreign investment companies and return of capital distributions from C-Corporations resulted in reclassification for the year ended December 31, 2013 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Equity Portfolio	$—	$21,577	$(21,577)
Balanced Portfolio	—	27,851	(27,851)

6.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of JNF Equity Portfolio and JNF Balanced Portfolio and Board of Trustees of Northern Lights Variable Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the JNF Equity Portfolio and the JNF Balanced Portfolio (“Portfolios”), each a series of the Northern Lights Variable Trust as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JNF Equity Portfolio and the JNF Balanced Portfolio, each a series of the Northern Lights Variable Trust, as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

February 14, 2014

47

JNF Portfolios

EXPENSE EXAMPLES (Unaudited)

December 31, 2013

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, as well as other charges and expenses of the insurance contract, or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Portfolio’s expenses shown do not reflect the charges and expenses of the insurance company separate accounts and if such expenses were included the costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
	Ratio	7/1/13	12/31/13	Period*	12/31/13	Period
JNF Equity Portfolio	1.17%	$1,000.00	$1,194.60	$ 6.47	$1,019.31	$ 5.96
JNF Balanced Portfolio	1.25%	$1,000.00	$1,109.60	$ 6.65	$1,018.90	$ 6.36

*	Actual Expenses Paid During Period are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365) for the Equity and Balanced Portfolios, respectively.
48

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

PROXY VOTING

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark Garbin, Mark D. Gersten, John V. Palancia, Andrew Rogers, and Mark H. Taylor to the Board of Trustees of the Trust.

	Shares Voted	Shares Voted Against
	In Favor	or Abstentions
Mark Garbin	191,076,081	7,609,470
Mark D. Gersten	190,585,659	8,099,891
John V. Palancia	190,435,396	8,250,154
Andrew Rogers	190,731,148	7,954,403
Mark H. Taylor	190,710,362	7,975,188

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

49

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

JNF Balanced & JNF Equity* – Advisor: JNF Advisors, Inc.

In connection with the regular meeting held on December 10-11, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between JNF Advisors, Inc. (“JNF”) and the Trust, with respect to the JNF Equity Portfolio (“Equity Portfolio”) and the JNF Balanced Portfolio (“Balanced Portfolio”) (collectively the “Portfolios”). The Trustees also considered the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between JNF and Chicago Equity Partners, LLC (“Chicago Equity”) with respect to the Portfolios. In considering the renewal of the Advisory and Sub-Advisory Agreements, the Trustees received materials specifically relating to the Advisory and Sub-Advisory Agreements.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory and Sub-Advisory Agreements.

Nature, Extent and Quality of Services. The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Portfolios and expressed their satisfaction with JNF’s experience with legal, compliance, financial reporting, business development and operations. The Trustees acknowledged the additional staffing resources JNF assigned to provide more robust oversight and services to the Portfolios. The Trustees noted that JNF provides supervision of all aspects of the activity of the sub-advisor, Chicago Equity, on a consistent basis to ensure compliance with each Portfolio’s investment strategy and regulations, and to monitor performance. The Trustees noted that no material compliance or litigation issues over the past 12 months have been reported by JNF. The Trustees concluded that JNF has a robust organization and infrastructure and looks favorably upon the addition of oversight resources devoted to the Portfolios and sub-advisor, showing a commitment to providing a high level of service to the Portfolios for the benefit of their shareholders.

Performance.

Balanced Portfolio. The Trustees then evaluated the performance of the Balanced Portfolio, noting that the Portfolio slightly outperformed its peer group over the 1-year period while trailing its Morningstar category averages and blended benchmark over the same period, but the Portfolio outperformed each metric over the 5-year and since inception periods. The Trustees noted that the Balanced Portfolio had a high correlation to the blended benchmark, and it appeared that risk management strategies were being successfully employed. The Trustees concluded that the Portfolio’s returns were satisfactory and JNF performed well in monitoring and evaluating Chicago Equity.

Equity Portfolio. The Trustees then evaluated the performance of the Equity Portfolio, noting that the Portfolio outperformed its peer group and Morningstar category averages, as well as the Russell Midcap Index, over the 1-year and 5-year periods, but slightly underperformed each metric since inception. The Trustees concluded that the Portfolio’s returns were satisfactory and JNF performed well in monitoring and evaluating Chicago Equity.

Fees & Expenses.

Balanced Portfolio. The Trustees then evaluated the advisory fee and expense ratios of the Balanced Portfolio, noting that the Portfolio had a higher advisory fee and expense ratio than both the peer group average and the Morningstar category average. The Trustees noted that the Portfolio’s advisory fee and expenses were within the high-low range of both categories, and that several ultra-low cost funds skewed the averages for each data set: they also noted that the Balanced Portfolio was significantly smaller than many funds in each data set. After discussion, the Trustees concluded that the advisory fee and overall expense ratio were reasonable, particularly when compared to the much larger funds in the peer group.

50

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Equity Portfolio. The Trustees then evaluated the advisory fee and expense ratios of the Equity Portfolio, noting that the Portfolio’s 0.65% advisory fee is below the peer group average, but higher than the Morningstar category average, while remaining well within the high-low range of both. The Trustees noted that the Portfolio’s advisory fee and expenses were within the high-low range of both categories, and that several ultra-low cost funds skewed the averages for each data set: they also noted that the Equity Portfolio was smaller than many funds in each data set. After considering all of these factors, the Trustees concluded that the advisory fee and overall expense ratio were reasonable.

Economies of Scale. The Trustees agreed with JNF’s assessment that each Portfolio’s current asset levels are not high enough to support breakpoints at this time. After discussion, it was the consensus of the Trustees that economies of scale would be revisited at the next renewal and as the size of each Portfolio materially increases and the Trustees would continue their dialogue with JNF on this topic.

Profitability. The Trustees reviewed a profitability analysis provided by JNF for each Portfolio, noting the gross advisory fees paid to JNF, and the net fees after expenses. They considered that JNF was not receiving 12b-1 fees, soft dollars or affiliated brokerage fees in connection with its services to each Portfolio, but that its affiliate, Jefferson National Life Insurance Company, receives 12b-1 fees for providing services to the Portfolios. After further discussion, the Trustees concluded that JNF was not earning excessive profits, and estimated a small loss over the past 12 months from its relationship with each Portfolio.

Conclusion. Having requested and received such information from JNF as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Trustees concluded that they were satisfied with the services provided by JNF, and that the advisory fee is reasonable and that renewal of each agreement is in the best interests of the Trust and the shareholders of each JNF Portfolio.

JNF Balanced & JNF Equity – Sub-Advisor: Chicago Equity Partners, LLC

Nature, Extent and Quality of Services. The Trustees discussed the nature, extent and quality of services provided to the Portfolios by Chicago Equity since the inception of the Portfolios and noted no negative change in the level of service provided to the Portfolios. The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Portfolios and were satisfied with their level of experience in financial services with expertise in portfolio management, investment model development, and compliance. The Trustees then noted that Chicago Equity is responsible for providing portfolio construction by use of a quantitative model to systematically evaluate the relative risk and expected returns of the selected investments, as well as compliance monitoring. The Trustees considered it a positive that risk management is core to Chicago Equity’s overall investment process, noting the use of an Asset Allocation Committee to determine the optimal mix between the fixed income and equity portfolios, establish a set of diversification rules and position limits, and study various economic and market data to support their decisions. The Trustees also noted that there were no regulatory or compliance issues reported to the Trustees. The Trustees expressed satisfaction with Chicago Equity’s excellent reputation, long history, and robust infrastructure with abundant resources, and concluded that Chicago Equity is well-positioned to continue to deliver high quality service to the Portfolios.

Performance.

Balanced Portfolio. The Trustees then evaluated the performance of the Balanced Portfolio, noting that the Portfolio slightly outperformed its peer group over the 1-year period while trailing its Morningstar category averages and blended benchmark over the same period, but it outperformed each metric over the 5-year and since inception periods. The Trustees noted that the Balanced Portfolio had a high correlation to the blended benchmark, and that risk management strategies were being successfully employed. After considering these factors, the Trustees concluded that Chicago Equity’s performance was satisfactory.

51

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Equity Portfolio. The Trustees then evaluated the performance of the Equity Portfolio, noting that the Portfolio outperformed its peer group and Morningstar category averages, as well as the Russell Midcap Index, over the 1-year and 5-year periods, but slightly underperformed each metric since inception. The Trustees concluded that Chicago Equity’s performance was acceptable.

Fees and Expenses.

JNF Balanced Portfolio. The Trustees noted that JNF charges an annual advisory fee of 0.65%, and that Chicago Equity receives sub-advisory fees from JNF of 0.27%. The Trustees noted that Chicago Equity does not manage any other accounts using a comparable objective and strategy. After considering several factors, including the size of the Portfolio and the Trustees’ experience with other sub-advisors’ fees, the Trustees concluded that the sub-advisory fee charged by Chicago Equity was reasonable.

JNF Equity Portfolio. The Trustees noted that JNF charges an annual advisory fee of 0.65%, and that Chicago Equity receives sub-advisory fees from JNF of 0.30%. The Trustees noted that Chicago Equity does not manage any other accounts using a comparable objective and strategy. Taking into consideration the size of the Portfolio and the Trustees’ experience with other sub-advisors’ fees, the Trustees concluded that the sub-advisory fee charged by Chicago Equity was reasonable.

Economies of Scale. The Trustees considered whether Chicago Equity is benefitting from economies of scale with respect to its management of either Portfolio. The Trustees agreed that this was primarily an issue to be considered at the Portfolio level and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that based on the size of each Portfolio and the relatively low sub-advisory fees, it was unlikely that Chicago Equity was currently benefitting from economies of scale. In addition, while breakpoint levels had not been negotiated at this time, economies of scale would be revisited as the size of the Portfolios materially increases.

Profitability. The Trustees considered the profits realized by Chicago Equity in connection with the operation of each Portfolio and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Portfolio. The Trustees noted that no additional benefits were realized by Chicago Equity from other activities related to the Portfolios other than for soft dollar benefits generated from equity trades. After further discussion, the Trustees concluded that while Chicago Equity was earning profit from its relationship with each Portfolio, the actual profits earned from each Portfolio were modest and not excessive.

Conclusion. Having requested and received such information from Chicago Equity as the Trustees believed to be reasonably necessary to evaluate the terms of each sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fees are reasonable and that renewal of each agreement is in the best interests of the Trust and the shareholders of each JNF Portfolio.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Portfolios.
52

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2006; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	105	AdvisorOne Funds (16 portfolios) (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005)
Gary W. Lanzen^ Born in 1954	Trustee Since 2006	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	105	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (2010-2011); Northern Lights Fund Trust (since 2005)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Fund Trust (since 2007)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	105	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013)
53

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007)	105	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Fund Trust (since 2013)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	105	Northern Lights Fund Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
54

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^	These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees. For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Portfolios’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-667-0564.

55

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
56

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.
57

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-866-667-0564 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is also available without charge, upon request, by calling 1-866-667-0564.

INVESTMENT ADVISOR

JNF Advisors, Inc.

10350 Ormsby Park Place
Louisville, KY 40223

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The board of directors of the fund has determined that Mark Gersten, Mark Taylor and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FYE 2013 - $25,500

FYE 2012 - $24,500

FYE 2011 - $36,000

(b)

Audit-Related Fees

FYE 2013 - None

FYE 2012 - None

FYE 2011 - None

(c)

Tax Fees

FYE 2013 - $3,500

FYE 2012 - $3,000

FYE 2011 - $6,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

FYE 2013 - None

FYE 2012 - None

FYE 2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

2012

2013

Audit-Related Fees:

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $3,500

2012 - $3,000

2011 - $6,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

2/21/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

2/21/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

2/21/14